UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08977

Savos Investments Trust

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2021

Date of reporting period: October 1, 2020 through September 30, 2021

Item 1. Reports to Stockholders.

(a)

SAVOS DYNAMIC

HEDGING FUND

ANNUAL REPORT  |  SEPTEMBER 30, 2021

Savos Investments Trust

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

LETTER FROM THE PRESIDENT

Savos Dynamic Hedging Fund Report for the 12-Month Period Ended September 30, 2021

Enclosed is the annual report for the Savos Dynamic Hedging Fund (the “Fund”) for the 12-month period ended September 30, 2021. This letter reviews the market conditions and factors affecting the Fund’s performance during the period and discusses the implementation of the Fund’s investment objective and strategies.

The Fund’s Objective and Strategy

The Fund seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets.

During normal market conditions, the Fund invests primarily in equity securities designed to broadly represent the US equity market, derivative instruments related to the US equity market and fixed income securities. AssetMark, Inc. (“AssetMark”) uses one or more quantitative, rules-based methodologies to determine when to alter the Fund’s exposure to the US equity markets. When AssetMark’s quantitative models indicate the increased likelihood of a significant downturn in US equity markets, or during periods of elevated market volatility, the Fund will reduce its exposure to US equity markets and/or invest in instruments that provide short exposure to the US equity markets. The Fund will obtain its short exposure to the US equity markets through the use of derivative instruments such as futures contracts, options and/or swaps or through the purchase of ETFs that it believes may effectively hedge equity investments. The Fund seeks to maintain a consistent level of volatility during normal market conditions by varying its exposure to the US equity market and investments in high quality debt securities including Treasury bills. When market volatility is low relative to long-term historical averages, the Fund will increase its exposure to the US equity market. Changes in the Fund’s equity market exposure are expected to lag changes in the market, and there is no guarantee that AssetMark’s models will accurately indicate future market movements. Additionally, while the Fund’s decreased exposure to equity investments or short exposure to equity investments may reduce the Fund’s potential for losses, it also will reduce the potential for gain, particularly during periods of elevated market volatility.

The Fund is intended for use by asset managers to provide some measure of downside protection in the event that client assets, which are sensitive to movements in the equity markets, are exposed to significant loss of value as a result of a severe and sustained decline in the broad-based equity market. During periods of rising equity markets, the Fund seeks to participate in a portion of that market rise. Market volatility will impair the Fund’s ability to achieve positive total returns, even in rising market conditions. During periods of elevated market volatility, the Fund’s ability to participate in a market recovery will be limited. Significant short-term price movements could adversely impact the performance of the Fund. For these reasons, the Fund is intended to be used by

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long-term investors. The Fund is not a complete investment program and is intended to be used as a component of a broader investment allocation.

Market Overview

The broad US equities market exhibited positive performance over the 12-month period ended September 30, 2021, with the S&P 500® Index (the “S&P 500”) returning 30%. The S&P 500 returned 0.58% in the third quarter of 2021.

US small cap stocks, as measured by the Russell 2000® Index, outperformed both the broad equities market and US large cap stocks over the same 12-month period, returning 47.68%. US small cap stocks underperformed both the broad equities market and US large cap stocks in the third quarter of 2021, returning -4.36%.

US large cap stocks, as measured by the Dow Jones Industrial Average®, returned 24.15% over the 12-month reporting period, underperforming both US small cap stocks and the broad equities market. US large cap stocks returned -1.46% in the third quarter of 2021, underperforming the broad equities market but outperforming US small cap stocks.

The Fund’s Performance

For the 12-month period ended September 2021, the Fund returned 20.75% while the S&P 500® returned 30%. The Fund delivered lower volatility (i.e., smaller market swings) than the S&P 500 over that period.

As noted above, when AssetMark’s quantitative models indicate the increased likelihood of a significant downturn in US equity markets, or during periods of elevated market volatility, the Fund will reduce its exposure to US equity markets and/or invest in instruments that provide short exposure to the US equity markets. During the 12-month period ended September 30, 2021, the Fund’s exposure to the broad-based equity market averaged 98.6% of the Fund’s net assets and was achieved through the use of S&P 500 futures contracts. While the Fund’s equity exposure contributed positively to Fund performance on an absolute basis, the Fund’s reduced exposure to equities at times during the period was a detractor from relative performance compared to its benchmark.

Thank you for your investment in the Savos Dynamic Hedging Fund. We appreciate the opportunity to continue serving your investment needs.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President, Savos Dynamic Hedging Fund

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Important Information

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. The principal underwriter for Savos Dynamic Hedging Fund is AssetMark Brokerage®, LLC, a member of the Financial Industry Regulatory Authority. AssetMark Brokerage®, LLC is an affiliate of AssetMark, Inc. and shares its address. ©2021 AssetMark, Inc. All rights reserved.

Past performance is no guarantee of future results. For the S&P 500® Index, Dow Jones Industrial Average® and Russell 2000® Index, the closing values of their total return index results for the end of each quarter are used as the basis of performance calculation.

All index returns are sourced from Morningstar. It is not possible to invest directly in an index.

Investment Terms

Volatility is a statistical measure of the dispersion of returns for a given security, market index or portfolio over a period of time. Low volatility means that the value of a security, market index or portfolio stays relatively stable. High volatility means that the value of a security, market index or portfolio experiences rapid increases and dramatic falls and may move erratically.

Index Definitions

Dow Jones Industrial Average® is an unmanaged index composed of 30 common stocks.

Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

S&P 500® Index is a market-capitalization-weighted index of 500 widely held common stocks.

21299 | MM/2021

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Fund at a Glance (unaudited)

Investment Breakdown*

September 30, 2021

*	As a percentage of total investments. Percentages expressed exclude derivative instruments, such as futures. Please note that Fund holdings are subject to change.

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Fund Performance (unaudited)

Comparison of the Change in Value of a $10,000 investment in the

Savos Dynamic Hedging Fund vs. S&P 500® Index

Average Annual Total Returns(1) September 30, 2021
	1 Year	5 Years	10 Years
Savos Dynamic Hedging Fund(2)(3)	20.75%	6.76%	-92.87%
S&P 500® Index	30.00%	16.90%	16.63%

In July 2015, the Fund changed its investment strategy from hedge-focused (experiencing substantial losses in the absence of severe and sustained market declines) to dynamic (switching between market exposure and hedge exposure). The current strategy is designed to provide market-like exposure during normal markets and hedge-like exposure during severe and sustained market downturns. The Fund is not a complete investment program and is intended to be used as a component of a broader investment allocations. This Fund performance does not represent the performance of clients’ total portfolios.

(1)	Returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown represents past performance. Performance results above include the Fund’s performance using the prior strategy. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

(2)	Returns reflect fee waivers and/or expense reimbursements.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by U.S. Generally Accepted Accounting Principles (GAAP).

^	Amount is less than $1.00.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2021, and held for the six months ended September 30, 2021.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Savos Dynamic Hedging Fund	$1,000.00	$1,069.80	1.50%	$7.78
(1)	For the six months ended September 30, 2021.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Savos Dynamic Hedging Fund	$1,000.00	$1,017.55	1.50%	$7.59
(1)	For the six months ended September 30, 2021.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Schedule of Investments	September 30, 2021

PRINCIPAL AMOUNT		VALUE
U.S. TREASURY OBLIGATIONS — 18.19%
U.S. Treasury Bonds — 6.20%

$ 3,500,000	7.250%, 08/15/2022	$3,717,816
U.S. Treasury Notes — 11.99%

500,000	2.000%, 10/31/2021	500,124

2,500,000	1.750%, 02/28/2022	2,517,630

3,000,000	2.000%, 05/31/2024	3,123,516
1,000,000	2.000%, 02/15/2025	1,045,938
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,552,950)	10,905,024
NUMBER OF SHARES
SHORT TERM INVESTMENTS — 76.31%
Money Market Funds — 76.31%

45,739,863	DWS Government Money Market Series-Institutional Shares Effective Yield, 0.04%(a)(b)	45,739,863
	TOTAL SHORT TERM INVESTMENTS (Cost $45,739,863)	45,739,863
	TOTAL INVESTMENTS — 94.50% (Cost $56,292,813)	56,644,887
	Other Assets in Excess of Liabilities — 5.50%	3,296,948
	TOTAL NET ASSETS — 100.00%	$59,941,835

Percentages are stated as a percent of net assets.

(a)	Seven-day yield as of September 30, 2021.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Schedule of Open Futures Contracts	September 30, 2021

Description	Number of Contracts Purchased	Notional Value	Settlement Month	Value/ Unrealized Appreciation (Depreciation)

E-Mini S&P 500 Futures	307	$65,970,463	Dec-21	$(2,319,744)
Total Open Futures Contracts				$(2,319,744)

See Notes to Financial Statements.

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Statement of Assets and Liabilities	September 30, 2021

ASSETS:

Investments, at value (Cost $56,292,813)	$56,644,887

Interest receivable	64,416

Receivable for fund shares sold	5,260

Deposits for futures	3,883,550

Other assets	7,399

Total Assets	60,605,512

LIABILITIES:

Payable for fund shares redeemed	13,067

Payable to Investment Advisor	65,008

Payable to custodian	626

Variation margin payable on futures	495,634

Accrued administration, accounting and shareholder servicing fees	5,616

Accrued reports to shareholders fees	45,126

Accrued Trustees’ fees and expenses	7,059

Other accrued expenses	31,541

Total Liabilities	663,677
Total Net Assets	$59,941,835

NET ASSETS CONSIST OF:

Capital stock	$131,544,553

Total accumulated deficit	(71,602,718)
Total Net Assets	$59,941,835
Shares Outstanding (unlimited shares with no par value authorized)	4,378,411
Net Asset Value, Offering and Redemption Price Per Share	$13.690

See Notes to Financial Statements.

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Statement of Operations	For the Year Ended September 30, 2021

INVESTMENT INCOME:

Interest income	$460,712

Total Investment Income	460,712

EXPENSES:

Management fees	769,080

Administrative service fees	160,225

Legal fees	85,024

Reports to shareholders fees	42,917

Federal and state registration fees	28,834

Audit and tax fees	24,501

Administration, accounting and shareholder servicing fees	21,172

Trustees’ fees and expenses	15,771

Compliance fees	6,380

Insurance fees	4,995

Custody fees	3,757

Miscellaneous fees	1,576

Total expenses before waiver	1,164,232

Expense waiver (See Note 2)	(202,882)

Net Expenses	961,350
Net Investment Loss	(500,638)

NET REALIZED AND UNREALIZED GAIN:

Net realized gain on:

Futures	15,231,885

Total	15,231,885

Net change in unrealized depreciation on:

Investments	(455,026)

Futures	(2,013,041)

Total	(2,468,067)
Net Realized and Unrealized Gain	12,763,818
Net Increase in Net Assets Resulting From Operations	$12,263,180

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020

OPERATIONS:

Net investment loss	$(500,638)	$(107,500)

Net realized gain (loss) on investments	15,231,885	(4,654,293)

Net change in unrealized appreciation (depreciation) on investments	(2,468,067)	615,901

Net Increase (Decrease) in Net Assets Resulting From Operations	12,263,180	(4,145,892)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	4,103,997	21,548,185

Proceeds from reinvestment of distributions	—	254,263

Payments for shares redeemed	(28,282,335)	(30,309,567)

Net Decrease in Capital Share Transactions	(24,178,338)	(8,507,119)

DISTRIBUTIONS PAID FROM:

Net investment income	—	(256,765)

Total Distributions	—	(256,765)

Total Decrease in Net Assets	(11,915,158)	(12,909,776)

NET ASSETS:

Beginning of year	71,856,993	84,766,769
End of Year	$59,941,835	$71,856,993

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each year

SAVOS DYNAMIC HEDGING FUND

	Year Ended

	2021	2020	2019	2018	2017
Net Asset Value:
Beginning of year	$11.323	$12.192	$12.219	$11.298	$9.940
Operations:
Net investment income (loss)(1)	(0.100)	(0.016)	0.061	(0.013)	(0.063)
Net realized and unrealized gain (loss) on investment securities	2.467	(0.814)	(0.057)	0.934	1.421
Total from Operations	2.367	(0.830)	0.004	0.921	1.358
Less Distributions:
From net investment income	—	(0.039)	(0.031)	—	—
Total Distributions	—	(0.039)	(0.031)	—	—
Net Asset Value:
End of year	$13.690	$11.323	$12.192	$12.219	$11.298
Total Return	20.90%	(6.80)%	0.03%	8.15%	13.66%
Supplemental Data and Ratios
Net assets; end of year (000’s)	$59,942	$71,857	$84,767	$94,661	$104,256
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before expense waiver	1.82%	1.72%	1.79%	1.70%	1.78%
Ratio of net investment income (loss) to average net assets	(0.78)%	(0.13)%	0.53%	(0.11)%	(0.60)%
Ratio of net investment income (loss) before expense waiver	(1.10)%	(0.35)%	0.24%	(0.31)%	(0.88)%
Portfolio turnover rate	0.00%	28.25%	19.51%	24.14%	34.60%
(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Savos Dynamic Hedging Fund (the “Fund”), a separate series of the Savos Investments Trust (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a diversified, open-end management investment company.

The Fund seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets. The Fund is intended for use by asset managers, including AssetMark, Inc., the investment advisor of the Fund, (“AssetMark” or the “Advisor”), to provide some measure of downside protection in the event that client assets, which are sensitive to movements in the equity markets, are exposed to significant loss of value as a result of a severe and sustained decline in the broad-based equity market. During periods of rising equity markets, the Fund seeks to participate in a portion of that market rise. Market volatility will impair the Fund’s ability to achieve positive total return, even in rising market conditions.

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Fund which are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates.

(a) Investment Valuation. Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

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Notes to Financial Statements (continued)

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded American Depositary Receipts (“ADRs”) are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at the closing net asset value per share of each mutual fund on the day of valuation.

Futures contracts are valued at the daily quoted settlement prices.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the securities’ last close and the time that the Fund next calculates its net asset value will be valued at their fair value as determined by the Fund’s Valuation Committee under procedures adopted by the Board of Trustees (the “Board”).

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any,

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Notes to Financial Statements (continued)

during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Quoted prices in active markets for identical securities that the Fund has the ability to access.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$10,905,024	$—	$10,905,024
Short Term Investments	45,739,863	—	—	45,739,863
Total Investments	$45,739,863	$10,905,024	$—	$56,644,887
Other Financial Instruments*
Futures	$(2,319,744)	$—	$—	$(2,319,744)
*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. Futures are reflected at the unrealized appreciation (depreciation) on the instrument as reported on the Schedule of Open Futures Contracts.

For further information regarding security characteristics, see the Schedule of Investments.

(b) Subsequent Events Evaluation. In preparing these financial statements, the Fund has evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

(c) COVID-19 Pandemic. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which

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Notes to Financial Statements (continued)

the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

(d) LIBOR Discontinuation. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, market participants have begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a new benchmark or benchmarks. On March 5, 2021, the Financial Conduct Authority officially announced the cessation and non-representation dates on 35 LIBOR benchmarks across various tenors and currencies. Certain widely used US dollar (USD) LIBOR rate settings (overnight, 1-, 3- ,6-, and 12-month) will continue to be published in representative forms until June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined.

(e) SEC Rule 18f-4. In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.

(f) SEC Rule 2a-5. In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes

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Notes to Financial Statements (continued)

requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

(g) Repurchase Agreements. The Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are received as collateral, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(h) Option Contracts. The Fund may purchase or write (sell) call and/or put options. In the case of options on equities, a call (put) option is a contract that gives the purchaser of the option, in return for a premium, the right to purchase (sell), and the writer of the option the obligation to sell (purchase), upon expiration of the option, the underlying security at the specified exercise price. Prior to expiration, the value of a call (put) option generally increases (decreases) as the price of the underlying security increases (decreases). Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the fair value of the

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Notes to Financial Statements (continued)

security, the relationship of the exercise price to the fair value of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the fair value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

(i) Futures Contracts. The Fund may purchase and sell futures contracts, including those based on particular securities, securities indices, interest rates, debt obligations, foreign currencies and other financial instruments and indices. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or index of securities, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying asset called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying asset called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying asset, such as a security or index of securities. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery of the reference asset.

(j) Swaps. The Fund may enter into swaps for purposes of reducing or obtaining short market exposure or to help offset the costs of purchasing hedging investments and to generate additional income. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying

18       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Derivative Instruments and Hedging Activities

During normal market conditions, the Fund invests primarily in equity securities that broadly represent the U.S. Equity Market (including common stocks of companies of any size capitalization and exchange-traded funds (“ETFs”) related to equity investments); derivative instruments related to the U.S. Equity Market (futures contracts, options and swaps on individual equity securities (including ETFs) and U.S. equity indexes and equity-related indexes such as the Cboe Volatility Index (the “VIX Index”)); and fixed-income securities (including money market funds, U.S. Government securities (such as U.S. Treasury obligations) and other short-term or variable-rate, high quality securities and related ETFs). The Fund will invest in fixed-income securities that are investment grade (i.e., rated within one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality by AssetMark if the security is unrated). In selecting equity securities, AssetMark will use a quantitative process to evaluate securities based on their characteristics, such as valuation and dividend yield. The fixed-income securities in which the Fund invests may have maturities of any length. AssetMark will use one or more quantitative, rules-based methodologies to determine when to alter the Fund’s exposure to the U.S. Equity Market. These methodologies use statistical analysis of indicators related to securities or indices and the price of derivatives related to securities or indices. The methodologies will not rely primarily on fundamental valuation ratios such as price-to-earnings. AssetMark has created standardized gauges that can be compared over time and against each other. The gauges will seek to measure: (i) the potential for near-term market volatility; (ii) the likelihood a drawdown in one part of the market will affect other parts of the market; and (iii) the possibility of significant drawdown and market volatility. When AssetMark’s quantitative models indicate the increased likelihood of a significant downturn in the U.S. Equity Market, the Fund will reduce its exposure to the U.S. Equity Market and/or invest in instruments that provide short exposure to the U.S. Equity Market. The Fund will obtain short

19       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

exposure to the U.S. Equity Market through the use of derivative instruments such as futures contracts, options and/or swaps or through the purchase of ETFs that it believes may effectively hedge equity investments. In addition to using derivatives for purposes of reducing or obtaining short market exposure, the Fund may also use derivatives to help offset the costs of purchasing hedging investments and to generate additional income.

Risk of Derivatives. A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund. The Fund’s use of derivatives involves additional risks and transaction costs such as (i) the risk of adverse changes in the value of these instruments, (ii) the risk of imperfect correlation between the price of derivatives and movements in the price of the underlying securities or index, (iii) the fact that use of derivatives requires different skills than those needed to select portfolio securities, (iv) the risk of the possible absence of a liquid secondary market for a particular derivative at any moment in time, and (v) the risk of loss of assets posted by the Fund as collateral or margin in connection with its transactions in derivatives. The derivatives in which the Fund invests are subject to loss of value over time, and may have no value at the time of their expiration.

Derivatives involve costs and may create leverage insofar as the Fund may receive returns (or suffer losses) in an amount that significantly exceeds the amount that the Fund committed as initial margin. The use of derivatives can result in losses or gains to the Fund that exceed the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

The use of derivatives could also result in a loss if the counterparty to a transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during

20       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

volatile market conditions. An exchange or market may issue trading halts on specific securities or derivatives, or may close early or late. If trading is halted, then the Fund may not be able to purchase or sell those securities or derivatives and may also be required to use a “fair value” method to price its outstanding securities or derivatives. At times, the Fund may be constrained in its ability to use derivatives by an unanticipated inability to close positions when it would be most advantageous to do so.

During the year, the Fund held futures contracts to attempt to effectively hedge equity investments or to generate additional income. Derivatives are not accounted for as hedging instruments.

Statement of Assets and Liabilities - Values of Derivative Instruments as of September 30, 2021:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts - Futures*	Unrealized appreciation on Futures**	$—	Unrealized depreciation on Futures**	$(2,319,744)
Total		$—		$(2,319,744)
*	Represents cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total accumulated deficit on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2021:

Amount of Realized Gain on Derivatives Recognized in Income
Futures
Equity Contracts	$15,231,885

Change in Unrealized Depreciation on Derivatives Recognized in Income
Futures
Equity Contracts	$(2,013,041)

21       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

The average monthly notional amount outstanding of futures during the year ended September 30, 2021 were as follows:

Long Positions	Savos Dynamic Hedging Fund
Futures	$56,931,784

Offsetting Assets and Liabilities

The table below, as of September 30, 2021, discloses both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement (“Master Agreements”) as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

The Fund is a party to International Swaps and Derivatives Association (“ISDA”) Master Agreements with certain counterparties that govern the over-the-counter derivative contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts in the Statement Assets and Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received/ Pledged	Net Amount
Liabilities:
Futures — R.J. O’Brien	$495,634	$—	$495,634	$—	$(495,634)	$—
	$495,634	$—	$495,634	$—	$(495,634)	$—

22       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

In some instances, the collateral amounts disclosed in the table were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

(k) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, using the effective yield method, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(l) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(m) Federal Income Taxes. It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Net Investment Income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. The differences are primarily due to net operating losses. On the Statement of Assets and Liabilities, the following reclassifications were made for the year ended September 30, 2021:

Total Accumulated Deficit	Capital Stock
$329,607	$(329,607)

23       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

2.	Management Agreement, Administration Agreement, and Other Transactions

AssetMark is the Fund’s investment manager. The Fund pays AssetMark a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. AssetMark also provides certain administrative services to the Fund, pursuant to the Administrative Services Agreement between the Trust and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Fund. Investors holding shares the Fund outside of the AssetMark Platform are subject to these administrative services fees, but may not receive all of the related services. AssetMark has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) do not exceed 1.50% of average daily net assets through January 31, 2022. During the year ended September 30, 2021, AssetMark waived $202,882 of management fees, pursuant to the Fund’s expense limitation agreement. After taking these waivers and expense reimbursements into account, the Fund’s annual operating expenses were 1.50% of average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow AssetMark to recoup amounts waived or reimbursed to the extent such reimbursement can be made without causing the Fund’s annualized expense ratio to exceed 1.50%, provided, however, that AssetMark shall only be entitled to recoup such amounts for a period of three years after the end of the calendar month in which the fees were waived or expenses paid. Waived expenses subject to potential recovery are as follows:

Year of Expiration	09/30/2024	09/30/2023	09/30/2022
Amount	$202,882	$175,055	$245,403

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), and U.S. Bank, N.A. (“USB”), an affiliate of Fund Services, provide administrative, accounting, transfer agency, shareholder servicing, dividend disbursing services and custody services to the Fund. For these services, besides custody, Fund Services receives an annual fee, paid monthly, from the Fund. USB receives an annual fee, paid monthly, from the

24       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

Fund for the custody services provided. Fees earned by Fund Services and USB for the year ended September 30, 2021 can be found under the captions “Administration, accounting, and shareholder servicing fees” and “Custody fees” in the Statement of Operations, respectively.

AssetMark Brokerage®, LLC (“Distributor”), an affiliate of the Advisor, serves as the Fund’s distributor and principal underwriter. The Fund did not pay any commissions or other compensation to the Distributor during the year ended September 30, 2021.

The Fund pays a portion of the salary of the Trust’s Chief Compliance Officer (“CCO”), as approved by the Board of Trustees.

The Trust has established a line of credit (“LoC”) with USB to be used for temporary or emergency purposes (subject to certain restrictions and covenants), primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral. GPS Funds I and GPS Funds II, which are also managed by AssetMark, are also parties to the same LoC agreement. The LoC will mature, unless renewed, on July 31, 2022. Borrowing under the LoC is limited to the lesser of 20% of the total market value of a Fund, 20% of specific marketable securities acceptable to USB, or $250,000,000 for all Funds. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3.25% at September 30, 2021. During the year ended September 30, 2021, the Fund did not borrow on the LoC. The Fund has authorized USB to charge any of the custody accounts of the Fund for any missed payments by the Fund.

25       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

3.	Capital Shares

The Trust’s Declaration of Trust authorizes the Board to issue shares without limitation as to numbers and without par value.

Transactions in shares of the Fund were as follows:

	Year Ended September 30, 2021	Year Ended September 30, 2020
Beginning Shares	6,345,881	6,952,642
Shares sold	319,071	1,890,755
Shares Reinvested	—	23,231
Shares redeemed	(2,286,541)	(2,520,747)

Ending Shares	4,378,411	6,345,881

4.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended September 30, 2021, are summarized below.

Savos Dynamic Hedging Fund	Purchases	Sales
U.S. Government Securities	$—	$27,656,000

5.	Federal Income Tax Information & Distributions to Shareholders

The tax characterization of distributions for the Fund for the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

	Year Ended September 30, 2021	Year Ended September 30, 2020
Distributions paid from:
Ordinary income	$—	$256,765
Long-term capital gain	—	—

Total distributions paid	$—	$256,765

26       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

The following information is computed on a tax basis as of September 30, 2021:

Investments
Federal tax cost of securities	$56,292,813
Gross unrealized appreciation	$352,074
Gross unrealized depreciation	—
Net unrealized appreciation	$352,074
Undistributed ordinary income	—
Post-October capital loss	—
Late year ordinary loss*	(416,232)
Other accumulated loss	(71,538,560)
Total accumulated deficit	$(71,602,718)
*	The qualified late year ordinary loss is the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

As of September 30, 2021, the Fund had the following capital loss carryforwards for federal income tax purposes:

	Amount	Expires
Short Term Capital Loss Carryforwards	$25,930,687	Indefinite
Long Term Capital Loss Carryforwards	45,607,873	Indefinite

To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryforwards. Utilization of the carryforwards will happen only if there are gains in the future. The Fund utilized $13,218,844 of capital loss carryforwards during the year ended September 30, 2021.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Trust’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.

27       Savos Investments Trust      |      2021 Annual Report

Notes to Financial Statements (continued)

6.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

28       Savos Investments Trust      |      2021 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Savos Investments Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open futures contracts, of Savos Investments Trust comprising Savos Dynamic Hedging Fund (the “Fund”) as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

29       Savos Investments Trust      |      2021 Annual Report

Report of Independent Registered Public Accounting Firm (continued)

the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015. We have served as the auditor of one or more investment companies advised by AssetMark, Inc. since 2014.

/s/ COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 24, 2021

30       Savos Investments Trust      |      2021 Annual Report

Additional Information (unaudited)

1.	Disclosure Regarding Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling AssetMark at 1-888-278-5809.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees:
David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street 10th Floor, Concord, CA 94520	Lead Independent Trustee	Indefinite term since 2015	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	16	Trustee, GPS Funds I (2013-present); Trustee, GPS Funds II (2011-present); Director, New England Bancorp (2006-2016).
Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street 10th Floor, Concord, CA 94520	Independent Trustee	Indefinite term since 2015	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker- dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	16	Trustee, GPS Funds I (2013-present); Trustee, GPS Funds II (2011-present).

31       Savos Investments Trust      |      2021 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street 10th Floor, Concord, CA 94520	Independent Trustee	Indefinite term since 2015	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	16	Trustee, GPS Funds I (2007-present); Trustee, GPS Funds II (2013-present); Director, Blue Calypso, Inc. (2015-2019); Director, Owens Realty Mortgage Inc. (2013-2019); Director, Cambria ETF Series Trust (2013-present); Director, Wells Fargo GAI Hedge Funds (2008-2019); Director, Merriman Holdings, Inc. (financial services) (2003-2016).

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Carrie E. Hansen** Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street 10th Floor, Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite term since 2014 Renewed 1-Year term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, The Trust (2008-present); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage®, LLC (2013- present).	16	Trustee, GPS Funds I and GPS Funds II (2014-present); Director and Chairperson, AssetMark Trust Co. (2008-present); Director, AssetMark, Inc. (2013-present); Treasurer, Acalanes Booster Club (2017-2019); Director, Rheumatology Research Foundation (2021-present).
*	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
**	Ms. Hansen is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark and certain of its affiliates.

32       Savos Investments Trust      |      2021 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers:
John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street 10th Floor, Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and the Trust (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and the Trust (September 2012- January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).
Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street 10th Floor, Concord, CA 94520	Vice President and Treasurer	Renewed 1-Year term since 2014	Vice President and Treasurer, GPS Funds I, GPS Funds II and the Trust (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016- present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).
Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street 10th Floor, Concord, CA 94520	Secretary	Renewed 1-Year term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014-present), the Trust (2009- 2010 and May 2014-present); Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present); Senior Compliance Officer, AssetMark (2005-2009).

2.	Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to the Fund’s portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

33       Savos Investments Trust      |      2021 Annual Report

Additional Information (unaudited) (continued)

3.	Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available, without charge, on the SEC’s website (http://www.sec.gov) or upon request by calling (888) 278-5809.

34       Savos Investments Trust      |      2021 Annual Report

Savos Investments Trust

Savos Dynamic Hedging Fund

The Fund is a separate investment fund of Savos Investments Trust, a Delaware statutory trust.

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Trustees, is available, without charge, upon request to AssetMark, Inc., at 1-888-278-5809.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on as an exhibit to its reports Form N-PORT Part F filings. The Fund’s filings on Form N-PORT are available on the Commission’s website at www.sec.gov or by calling 1-888-278-5809.

This report is submitted for the general information of the shareholders of the Savos Investments Trust — Savos Dynamic Hedging Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR

AssetMark Brokerage®, LLC

1655 Grant Street,

10th Floor

Concord, CA 94520

Member FINRA

INVESTMENT ADVISOR

AssetMark, Inc.

1655 Grant Street

10th Floor

Concord, CA 94520

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street

Suite 830

Milwaukee, WI 53202

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

doing business as

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

SAVOS INVESTMENTS TRUST_ANNUAL 093021

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended September 30, 2021, the registrant’s principal accountant billed the registrant $19,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended September 30, 2020, the registrant’s principal accountant billed the registrant $19,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

None.

c)	Tax Fees

For the fiscal year ended September 30, 2021, the registrant’s principal accountant billed the registrant $5,000 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended September 30, 2020, the registrant’s principal accountant billed the registrant $5,000 for professional services rendered for tax compliance, tax advice and tax planning.

1

(d)	All Other Fees

None.

(e)(1)

The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended September 30, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2021 and September 30, 2020, were $0 and $0, respectively.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Savos Investments Trust

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	11/23/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	11/23/2021

By (Signature and Title)	/s/ Patrick R. Young
Patrick R. Young, Vice President/Treasurer

Date	11/23/2021

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